Exhibit 32

                                 XACT AID, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I , Robert G. Pautsch, the Chief Executive Officer and President of Xact Aid, Inc (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(a) The Annual Report on Form 10-QSB for the three month period ended September 30, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original copy of this written statement required by Section 906 has been provided to Xact Aid, Inc. and will be retained by Xact Aid, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 14, 2005

-----------------------------------
Robert G. Pautsch
Chief Executive Officer & President


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                                 XACT AID, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Charles Miseroy, the Chief Financial Officer of Xact Aid, Inc (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(a) The Annual Report on Form 10-QSB for the three month period ended September 30, 2005 of the Company fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b) Information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original copy of this written statement required by Section 906 has been provided to Xact Aid, Inc. and will be retained by Xact Aid, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: November 14, 2005

-------------------------------
Charles Miseroy
Chief Financial Officer